UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
__________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 15, 2019

The Hillman Companies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-13293	23-2874736
(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer
of incorporation)		Identification No.)

10590 Hamilton Avenue
Cincinnati, Ohio 45231
(Address of principal executive offices)

Registrant’s telephone number, including area code: (513) 851-4900

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
11.6% Junior Subordinated Debentures		None
Preferred Securities Guaranty		None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01     Entry into a Material Definitive Agreement

On November 15, 2019, The Hillman Group, Inc. (the “US Lead Borrower”), a wholly-owned subsidiary of The Hillman Companies, Inc. (the “Company”), Big Time Products, LLC, a wholly owned subsidiary of the US Borrower (the “US Co-Borrower”, together with the US Lead Borrower, the “US Borrowers”), The Hillman Group Canada ULC, a wholly-owned subsidiary of the US Borrower (the “Canadian Borrower”, and together with the US Borrower and US Co-Borrower, the “Borrowers”), the Company, Barclays Bank PLC, as administrative agent, the lenders and the other parties thereto entered into an amendment (the “Amendment”) to the Borrowers’ asset-based revolving credit agreement dated as of May 31, 2018 (the “ABL Credit Agreement”), which provided for an additional $100 million of revolving credit (the “Additional Revolving Commitments”), $12.5 million for the Canadian Borrower and $87.5 million for the US Borrowers, bringing the total to $250 million. After the Amendment, $200 million of the revolving credit facilities under the Amendment is available to the US Borrowers and $50 million of the revolving credit facilities under the Amendment is available to the Canadian Borrower, in each case, subject to a borrowing base.

The maturity date of the initial revolving credit agreement, as amended to include the Additional Revolving Commitments, shall be November 15, 2024, provided that, if the senior notes with a maturity date of July 15, 2022 remain outstanding in a principal amount in excess of $50 million on April 15, 2022, the maturity date of the Additional Revolving Commitments shall be April 15, 2022, unless, at the Borrowers’ sole discretion, the Borrowers elect to take a reserve against the borrowing base in an amount equal to the amount of such excess and, after giving effect thereto, availability as of such date is equal to or greater than $30 million.

The amended ABL Credit Agreement otherwise has the same terms, including guarantees, and collateral as the initial ABL Credit Agreement before giving effect to the Amendment.

Item 9.01     Financial Statements and Exhibits

(a)           Not Applicable.
(b)           Not Applicable.
(c)           Not Applicable.
(d)           Exhibits

EXHIBIT NUMBER	DESCRIPTION
10.1	First Amendment to the ABL Credit Agreement, dated as of November 15, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 20, 2019	THE HILLMAN COMPANIES, INC.

	By:	/s/ Douglas J. Cahill
	Name:	Douglas J. Cahill
	Title:	President and Chief Executive Officer